Exhibit 10.10

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED

BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY

CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

SECOND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of September 28, 2020 (the “Amendment Effective Date”), is entered into by and among LianBio, a corporation organized and existing under the laws of the Cayman Islands (“LianBio”), LianBio Licensing LLC, a limited liability company organized and existing under the laws of Delaware and a wholly-owned subsidiary of LianBio (“Licensee”), and Navire Pharma, Inc. (formerly known as PTP Pharmaceuticals, Inc.), a Delaware corporation (“Company”). LianBio, Licensee, and Company are each referred to herein individually as a “Party”, and collectively as the “Parties.”

INTRODUCTION

WHEREAS, the Parties entered into an Exclusive License Agreement, dated August 9th, 2020 as amended by the Amendment to the Exclusive License Agreement dated September 28, 2020, (together, the “License Agreement”) for the Development, Manufacture, and Commercialization of Licensed Products in the Field in the Territory; and

WHEREAS, the Parties wish to amend the License Agreement to replace Exhibit A to the License Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Capitalized Terms. Capitalized terms used in this Amendment but not otherwise defined will have the meaning as defined in the License Agreement.

2. New Exhibit A. Exhibit A of the License Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

3. No Other Changes. All other original terms and conditions of the License Agreement, except as specifically amended herein, shall remain in full force and effect.

4. Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if the Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (pdf) sent by electronic mail will be deemed to be original signatures.

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IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.

NAVIRE PHARMA, INC.

/s/ Michael Henderson
Name: Michael Henderson
Title: BBIO CBO

LIANBIO LICENSING LLC

/s/ Bing Li
Name: Bing Li
Title: CEO

LIANBIO

/s/ Bing Li
Name: Bing Li
Title: CEO

SIGNATURE PAGE OF THE SECOND AMENDMENT TO THE EXCLUSIVE LICENSE

AGREEMENT

EXHIBIT A

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